UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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NANOPHASE TECHNOLOGIES CORPORATION

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1319 Marquette Drive

Romeoville, Illinois 60446

October 20, 2023

Dear Stockholder:

On behalf of the Board of Directors, I invite you to attend the 2023 Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at our corporate headquarters, 1319 Marquette Drive, Romeoville, Illinois, on Wednesday, November 15, 2023 at 8:30 a.m., Central time. The formal notice of the Annual Meeting appears on the following page.

On or about November 3rd, we mailed our 2023 Proxy Statement and a proxy card.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Whether or not you choose to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares via telephone, over the Internet or, if you received a proxy card, sign, and date the proxy card and promptly return it to us in the postage paid envelope provided. Votes not received prior to November 15, 2023 will not be included in official voting. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

You are welcome to join us for the November 15, 2023 meeting, and I urge you to vote over the Internet, via telephone or by mail as soon as possible.

Sincerely,

/s/ JESS JANKOWSKI
Jess Jankowski
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 15, 2023

To the Stockholders of

Nanophase Technologies Corporation:

The Annual Meeting of Stockholders of Nanophase Technologies Corporation (the “Company”) will be held at 8:30 a.m., Central time, on Wednesday, November 15, 2023, at the Company’s corporate headquarters, 1319 Marquette Drive, Romeoville, Illinois, for the following purposes:

(1)	To ratify the appointment by the Company’s Audit and Finance Committee of RSM US LLP as the independent auditors of the Company’s financial statements for the year ending December 31, 2023; and

(2)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on October 20, 2023 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

/s/ JESS JANKOWSKI
Jess Jankowski
Principal Financial Officer

Romeoville, Illinois

October 20, 2023

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE. INSTRUCTIONS REGARDING THE VARIOUS METHODS OF VOTING ARE CONTAINED IN THE PROXY MATERIALS AND ON THE PROXY CARD, INCLUDING HOW TO VOTE BY TOLL-FREE TELEPHONE NUMBER OR VIA THE INTERNET. IF YOU RECEIVED A PAPER COPY OF YOUR PROXY CARD BY MAIL, YOU MAY STILL VOTE YOUR SHARES BY MARKING YOUR VOTES ON THE PROXY CARD, SIGNING AND DATING IT AND MAILING IT IN THE ENVELOPE PROVIDED.

NANOPHASE TECHNOLOGIES CORPORATION

1319 Marquette Drive
Romeoville, Illinois 60446
(630) 771-6708

 PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors (the “Board of Directors” or the “Board”) of Nanophase Technologies Corporation, a Delaware corporation (the “Company,” “Nanophase,” “we,” “us” or “our”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 8:30 a.m., Central time, on November 15, 2023 at 8:30 a.m., at our corporate headquarters, 1319 Marquette Drive, Romeoville, Illinois, and any adjournments thereof. This Proxy Statement and accompanying form of proxy are first being mailed to stockholders on or about November 3, 2023.

Record Date and Outstanding Shares

The Board of Directors has fixed the close of business on October 20, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, we had outstanding 49,627,524 shares of common stock, par value $0.01 per share (the “common stock”). Each outstanding share of common stock is entitled to one vote on all matters to come before the Annual Meeting.

Voting of Proxies

The Board of Directors authorized Jess A. Jankowski to serve as proxy holder in the name of, and on behalf of, the stockholders executing and returning proxies in connection with the Annual Meeting. Mr. Jankowski is an executive officer of the Company, Corporate Secretary of the Company, and is also a director of the Company. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Corporate Secretary of the Company of either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting (attendance at the Annual Meeting will not, by itself, revoke a proxy). Stockholders will not have any rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon at the Annual Meeting.

Board Recommendations

The Board of Directors recommends that you vote your shares (1) “FOR” the ratification of the appointment of RSM US LLP as the independent auditors of our financial statements for the year ending December 31, 2023.

Quorum and Required Vote

The required quorum for transaction of business at the Annual Meeting will be a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting, represented in person or by proxy. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. Abstentions and broker non-votes will be included in determining the presence of a quorum.

Proposal 1.  The affirmative vote of a majority of the shares of common stock represented in person or by proxy is required to ratify the appointment of RSM US LLP as the independent auditors of our financial statements for the year ending December 31, 2023. Abstentions will be considered present and entitled to vote with respect to ratifying the appointment of our independent auditors and will have the same effect as votes “against” such proposal. Broker non-votes will have no effect on the outcome of the vote to ratify the appointment of our independent auditors.

Annual Report to Stockholders

Our Annual Report, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement.

Householding

We have adopted an SEC-approved procedure called “householding.” Under this procedure, we may deliver a single copy of the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces the environmental impact of our annual meetings, and reduces our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards if they received a printed set of the proxy materials. Upon written or oral request, we will deliver promptly a separate copy of the Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive free of charge a separate copy of the Proxy Statement or the Annual Report, or separate copies of any future notice, proxy statement or annual report, or if you are receiving multiple copies of the Proxy Statement and/or Annual Report and would like to receive only one copy, stockholders may write or call us at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446, Attention: Investor Relations, (630) 771-6708.

PROPOSAL 1

RATIFICATION OF APPOINTMENT OF AUDITORS

Report of the Audit and Finance Committee

The Audit and Finance Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditor is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

 The Audit and Finance Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2022. The Audit and Finance Committee has discussed with RSM US LLP, the Company’s independent auditor, the matters required to be discussed by applicable Public Company Accounting Oversight Board standards. The Audit and Finance Committee has received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit and Finance Committee concerning independence, and the Audit and Finance Committee discussed with RSM US LLP their independence from management and the Company. The Audit and Finance Committee has considered whether the provision of services by RSM US LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Form 10-Qs are compatible with maintaining RSM US LLP’s independence, and has determined that they are compatible and do not impact RSM US LLP’s independence.

Based on the reviews and discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements referred to above should be included in the Company’s Annual Report on Form 10-K accompanying this Proxy Statement and filed with the SEC for the year ended December 31, 2022.

Audit and Finance Committee

R. Janet Whitmore, Chair

Laura M. Beres

Mark E. Miller

Richard W. Siegel, Ph.D.

Appointment of Independent Auditors

The Audit and Finance Committee has appointed RSM US LLP, an independent registered public accounting firm (“RSM”), as auditors of our financial statements for the year ending December 31, 2023. RSM has been engaged as auditors for the Company since November 2001. The Audit and Finance Committee has determined to afford stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Audit and Finance Committee’s appointment of RSM. If a majority of the shares voted at the Annual Meeting, in person or by proxy, is not voted in favor of the ratification of the appointment of RSM, the Audit and Finance Committee will interpret this as an instruction to seek other auditors. It is expected that representatives of RSM will be present at the Annual Meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

The following fees were incurred by the Company for the services of RSM in relation to the 2022 and 2021 fiscal years.

Audit Fees. The aggregate amount billed by RSM, for audit services performed for the fiscal years ended December 31, 2022 and 2021 was approximately $237,000 and $253,000, respectively. Audit services include the auditing of financial statements and quarterly reviews.

 Audit Related Fees. There were $0 and $13,000 in audit related fees billed by RSM for the years ended December 31, 2022 and 2021, respectively, which may include costs incurred for reviews of registration statements, assistance with Staff comment letters, and consultation on various accounting matters in support of our financial statements.

 Tax Fees. There were no fees billed by our principal accountant for tax related services for the fiscal years ended December 31, 2022 and 2021.

All Other Fees. Other than those fees described above, during the fiscal years ended December 31, 2022 and 2021, there were no other fees billed for services performed by our principal accountant.

All of the fees described above were approved by our Audit and Finance Committee.

Audit and Finance Committee Pre-Approval Policies and Procedures.

Our Audit and Finance Committee pre-approves the audit and non-audit services performed by RSM, our principal accountants, in order to assure that the provision of such services does not impair RSM’s independence. Unless a type of service to be provided by RSM has received general pre-approval, it will require specific pre-approval by the Audit and Finance Committee. In addition, any proposed services exceeding pre-approval cost levels or budgeted amounts will require specific pre-approval by the Audit and Finance Committee.

The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit and Finance Committee specifically provides for a different period. The Audit and Finance Committee will periodically revise the list of pre-approved services, based on subsequent determinations, and has delegated pre-approval authority to the Chairman of the Audit and Finance Committee. In the event the Chairman exercises such delegated authority, he shall report such pre-approval decisions to the Audit and Finance Committee at its next scheduled meeting. The Audit and Finance Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD OF DIRECTORS AND THE AUDIT AND FINANCE COMMITTEE RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS THE INDEPENDENT AUDITORS OF OUR FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31, 2023.

ELECTION OF DIRECTOR

Our Board of Directors currently consists of five directors. Article VI of our Certificate of Incorporation provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes, each serving three-year terms. The Class II director whose term expires at the Annual Meeting is Dr. Richard W. Siegel. Dr Siegel has elected to retire at the expiration of his current term.

 At the 2023 Annual Meeting, no Class II director will be elected for a term of three years expiring at our 2026 Annual Meeting of Stockholders.

The four directors whose terms of office do not expire in 2023 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See “Other Directors” below. There is no family relationship between any director or executive officer of the Company.

Other Directors

The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified. We prepared the following director summaries using information furnished to us by the directors.

Name	Age	Position with the Company	Served as Director Since	Term Expires	Class
R. Janet Whitmore	69	Chair of the Board of Directors	2003	2025	I
Laura M. Beres	39	Director	2020	2025	I
Richard. W Siegel, Ph.D	86	Director	1989	2023	II
Jess A. Jankowski	58	President, Chief Executive Officer, Chief Financial Officer, and Director	2009	2024	III
Mark E. Miller	60	Director	2023	2024	III

Ms. Whitmore joined the board in November 2003. She is a former director of Silverleaf Resorts, Inc., where she served as Chair of the Compensation Committee and as a member of the Audit Committee. She is also a former director of Epoch Biosciences, a supplier of proprietary products used to accelerate genomic analysis. Ms. Whitmore is Founder of Benton Consulting, LLC, which specializes in business development and processes. From 1976 through 1999, Ms. Whitmore held numerous engineering and finance positions at Mobil Corporation, including Mobil’s Chief Financial Analyst and Controller of Mobil’s Global Petrochemicals Division. Ms. Whitmore holds a B.S. degree in Chemical Engineering from Purdue University and an M.B.A. from Lewis University. We believe that Ms. Whitmore’s combination of global financial, engineering, and management expertise makes her a valuable member of our Board of Directors. Ms. Whitmore is the sister of Bradford T. Whitmore, and herself beneficially owned approximately 3% of the outstanding shares of our common stock as of October 20, 2023. Mr. Whitmore, together with his affiliate Grace Investments, LP., beneficially owned approximately 63% of the outstanding shares of our common stock as of October 20, 2023. He is also the manager of Beachcorp, LLC and Strandler, LLC.  The Company has entered into loan agreements with both Beachcorp, LLC, and Strandler, LLC.

Ms. Beres has served as a director of the Company since October, 2020. She has spent her career in corporate strategy and operations in retail and consumer industries, transforming programs and building new organizational and market-facing capabilities. Ms. Beres currently serves as the VP, Enterprise Transformation at Ulta Beauty. Previously, she has worked at Deloitte Consulting, advising primarily on growth and transformation strategies in Consumer-Packaged Goods, with additional leadership roles in the CMO practice, developing and executing strategies on large global accounts. Ms. Beres started her career working in the financial services, focused on small and middle market companies, with responsibilities including commercial lending and credit evaluation, and credit transaction negotiation. She earned her M.B.A. from The University of Chicago Booth School of Business, and has a B.S. in Finance and B.A. in Oboe Performance from Butler University. Ms. Beres has also served on Associate and Auxiliary Boards for non-profit organizations in Chicago, as well as the Board of Directors for Chicago Youth Symphony Orchestras. We believe that Ms. Beres’ broad strategic experience in CPG, and specific experience with cosmetics, along with her strong financial background makes her a valuable member of our Board of Directors.

Mr. Jankowski joined the Board in February 2009. He has served as the Company’s President and Chief Executive Officer since that time. Mr. Jankowski also served as the Company’s principal financial officer and principal accounting officer from November 2017 until March 2018, and again from April 2019 through the current time. After joining the Company in 1995, Mr. Jankowski held offices including Vice President of Finance, Chief Financial Officer, Secretary, Treasurer and Controller. Prior to joining the Company, he served as Controller for two building and public works contractors in the Chicago area, during which time he had significant business development responsibilities. He began his career working for Kemper Financial Services. Mr. Jankowski holds a B.S. from Northern Illinois University and an M.B.A. from Loyola University. He was appointed to serve on the board of directors of the Northern Illinois Technology Foundation, an economic development and technology transfer entity that is part of Northern Illinois University (2009-2018). Mr. Jankowski was also appointed to serve on the Due Diligence Team of the State’s Invest Illinois Venture Fund (2011-2015). He also served on the TechAmerica Midwest Board (2008- 2012). Mr. Jankowski was also appointed to serve on the Romeoville Economic Development Commission (2004-2010). He has also served on the advisory board of NITECH (Formerly WESTEC), an Illinois Technology Enterprise Center focusing on the commercialization of advanced manufacturing technologies (2003-2008). Mr. Jankowski has served on the Advisory Board of the Nanobusiness Commercialization Association since 2009. We believe that Mr. Jankowski’s long-term and intimate experience with the Company’s operations and business development process, his financial and management expertise, and his extensive industry relationships, make him a valuable member of our Board of Directors.

Mr. Miller has served as a director of the Company since July, 2023. He has spent most of his career in leadership and operations roles in chemical manufacturing companies in the personal care and pharmaceutical industries. Mr. Miller most recently was the President and Chief Operating Officer at Nagase Specialty Materials, where he led the Nagase Specialty Materials NA organization. Previously, he has worked at Business Performance Consultancy as a Principal and in Executive roles at Lonza and BASF. He earned his JD from the University of Illinois Chicago, M.B.A. from the University of Illinois Urbana-Champaign, and has a BBA in Business Administration from the University of Notre Dame. We believe that Mr. Miller’s broad strategic experience in personal care chemical manufacturing along with his strong executive leadership background makes him a valuable member of our Board of Directors.

Dr. Siegel is a co-founder of the Company and has served as a director of the Company since 1989. Dr. Siegel served as a consultant to the Company from 1990 to 2002 with regard to the application and commercialization of nanomaterials. Dr. Siegel is an internationally recognized scientist in the field of nanomaterials. During his tenure on the research staff at Argonne National Laboratory from July 1974 to May 1995, he was the principal scientist engaged in research with the laboratory-scale synthesis process that was the progenitor of the Company’s physical-vapor-synthesis production system. Dr. Siegel was the Robert W. Hunt Professor in Materials Science and Engineering at Rensselaer Polytechnic Institute from June 1995 until his retirement from RPI at the end of 2021, and served as Department Head from 1995 to 2000. Dr. Siegel was the founding Director of both the Rensselaer Nanotechnology Center (2001-2015) and the U.S. National Science Foundation funded Nanoscale Science and Engineering Center for Directed Assembly of Nanostructures (2001-2013). During the period from 1995 until 1998, he was also a visiting professor at the Max Planck Institute for Microstructure Physics in Germany on an Alexander von Humboldt Research Prize received in 1994. During the period from 2003 until 2004 he was a visiting professor in Japan on a RIKEN Eminent Scientist Award. He chaired the World Technology Evaluation Center worldwide study of nanostructure science and technology for the U.S. government, has served on the Council of the Materials Research Society and as Chairman of the International Committee on Nanostructured Materials. He also served on the Committee on Materials with Sub-Micron Sized Microstructures of the National Materials Advisory Board and was the co-chairman of the Study Panel on Clusters and Cluster-Assembled Materials for the U.S. Department of Energy. He served on the Nanotechnology Technical Advisory Group to the U.S. President’s Council of Advisors on Science and Technology during 2003-2009. Dr. Siegel was named a Fellow of the Materials Research Society in 2010, the American Institute of Medical and Biological Engineering in 2015, and the National Academy of Inventors in 2017. Dr. Siegel holds an A.B. degree in physics from Williams College and an M.S. degree and Ph.D. from the University of Illinois at Urbana-Champaign. We believe that Dr. Siegel’s experience as an internationally recognized scientist in field of nanomaterials and a co-founder of the Company and inventor of our initial base technology makes him a valuable member of our Board of Directors. He has decided to retire from the Board of Directors of Nanophase at the end of his current term.

Director Compensation

Upon first being elected to the Board of Directors, each director of the Company who is not an employee or consultant of the Company (an “Outside Director”) is granted stock options to purchase shares of common stock at the closing price as of the date of issuance (the fair market value). This initial option grant to an Outside Director typically vests over three years, though may accelerate upon termination from the Board of Directors.

In 2022, we paid quarterly compensation to the Chairman of the Board of Directors, for an annual total of $24,000. Our other two Outside Directors, Ms. Beres and Dr. Siegel were each paid quarterly compensation for an annual total of $18,000. This compensation was made solely for services performed by each in their capacities as directors.

During the fourth quarter of 2022, we granted our Outside Directors stock options totaling 50,000 shares under the 2019 Equity Plan, as follows: the Chairman of the Board of Directors received stock options to purchase 20,000 shares of our common stock, while the other two of the then Outside Directors received stock options to purchase 15,000 shares of our common stock. Our current Outside Directors had the following shares of our common stock underlying stock options (both vested and unvested) outstanding as of December 31, 2022: Ms. Whitmore: 131,100 shares; Ms. Beres 40,000 shares; and Dr. Siegel: 126,100 shares.

In 2005, we adopted, and our stockholders approved, the 2005 Non-Employee Director Restricted Stock Plan (the “Director Restricted Stock Plan”) which reserved 150,000 shares of our common stock to be issued to Outside Directors in the form of restricted shares. In 2005, no awards were made under the Director Restricted Stock Plan. In 2005, we also adopted the Non-Employee Director Deferred Compensation Plan (the “Director Deferred Compensation Plan”) which permits an Outside Director to defer the receipt of director fees until separation from service or the Company undergoes a change in control. We amended the Director Restricted Stock Plan in 2005 to permit an Outside Director to defer receipt of restricted stock granted under it. The deferred restricted shares are accounted for under the Director Deferred Compensation Plan and issued upon separation from service or the Company’s change in control. Under the Director Deferred Compensation Plan, the deferred fees that would have been paid in cash are deemed invested in 5-year U.S. Treasury Bonds during the deferral period. The accumulated hypothetical earnings are paid following the Outside Director’s separation from service or the Company’s change in control. The deferred fees that would have been paid as restricted shares are deemed invested in our common stock during the deferral period. The Director Deferred Compensation Plan is an unfunded, nonqualified deferred compensation arrangement. In 2009, all Outside Directors elected to defer receipts of all of the restricted shares they became entitled to under the Director Restricted Stock Plan, which was consolidated into the 2010 Equity Plan. In November 2019, the 2010 Equity Plan was consolidated in to the 2019 Equity Compensation Plan.

All Outside Directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

2022 Outside Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
R. Janet Whitmore	$24,000	$19,138	$43,138
Laura M. Beres	$18,000	$14,354	$32,354
Dr. Richard Siegel	$18,000	$14,354	$32,354

(1)	The amounts in this column represent the aggregate grant date fair value of awards granted in fiscal 2022 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). See Note 10 of the notes to our financial statements contained in Part II, Item 8 of our Annual Report for a discussion of all assumptions made by us in determining the FASB ASC Topic 718 values.

Director Independence

The Board of Directors has determined that the following directors are “independent” as that term is defined in the rules and regulations of the SEC and Nasdaq: Ms. Beres, Dr. Siegel and Mr. Miller. This determination is made for purposes of the Company’s disclosure obligations hereunder and is separate from any of the Company’s obligations under applicable OTCQB requirements. Although the Company has not been listed on Nasdaq since 2012, the Board of Directors has historically used the Nasdaq listing standards in making its independence determination to meet its disclosure obligations. The Company is a “controlled company” as defined in Rule 5615(c)(1) of the Nasdaq Listing Rules because more than 50% of our voting power is held by our majority stockholder, Mr. Bradford T. Whitmore. As a controlled company, the Company has relied upon an exemption from the Nasdaq listing standards that require independence of a majority of the Board of Directors, independence of all of the directors serving on the Compensation Committee and oversight of director nominations by independent directors.

Meetings of the Board and Committees -- During the year ended December 31, 2022, the Board of Directors (“BOD”) held eleven meetings.  All directors attended all meetings of the BOD and related committee meetings in 2022.

Committees of the Board of Directors -- The Board of Directors has established an Audit and Finance Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each operates in accordance with its charter (available on our website www.nanophase.com under the “Investor Relations” section). The current members of the Audit and Finance Committee are Ms. Whitmore (Chair), Ms. Beres, Mr. Miller, and Dr. Siegel. The members of the Compensation Committee are Ms. Whitmore (Chair), Ms. Beres, Mr. Miller, and Dr. Siegel. The members of the Nominating and Corporate Governance Committee are Ms. Whitmore (Chair), Ms. Beres, Mr. Miller, and Dr. Siegel.

The Audit and Finance Committee generally has responsibility for retaining the Company’s independent public auditors, reviewing the plan and scope of the accountants’ annual audit, reviewing the Company’s internal control functions and financial management policies, reviewing and approving all related party transactions, and reporting to the Board of Directors regarding all of the foregoing. The Audit and Finance Committee held eight meetings during 2022. The Board of Directors has determined that Ms. Whitmore is an “audit committee financial expert” as described in applicable SEC rules.   The Board of Directors has not determined affirmatively that Ms. Whitmore is independent under the Nasdaq Stock Market rules, but such rules are inapplicable to the Company because the Company is no longer listed on Nasdaq.

The Compensation Committee generally has responsibility for establishing executive officer and key employee compensation, reviewing, and establishing the Company’s executive compensation, evaluating our Outside Director compensation, and reporting to the Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the 2019 Equity Compensation Plan (the “2019 Equity Plan”), determining the number of options, if any, to be granted to the Company’s employees and consultants pursuant to the 2019 Equity Plan, and reporting to the Board of Directors regarding the foregoing. Regarding most compensation matters, including executive compensation, our management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. The Compensation Committee does not currently utilize external consultants in executive or director compensation matters. The Compensation Committee held three meetings during 2022. Each member of the Compensation Committee is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and is an “Outside Director” as defined by the regulations under Section 162(m) of the Internal Revenue Code.

The Nominating and Corporate Governance Committee generally has responsibility for evaluating and nominating candidates to serve on the Board of Directors, and for establishing and reviewing our Corporate Governance Principles. The Nominating and Corporate Governance Committee held three meetings during 2022.

Communications with the Board of Directors

Any stockholder desiring to communicate with the Board of Directors or one or more of its directors may send a letter addressed to the Board of Directors or the applicable directors in care of the Corporate Secretary at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446. All such communications must have the sender’s name, address, telephone number and e-mail address, if any, as well as a statement of the type and amount of our securities the sender holds and any other interest of the sender in the subject of the communication or, if the sender is not a stockholder of the Company, a statement of the nature of the sender’s interest in the Company. Communications will be forwarded to the proper recipient unless they (a) concern individual grievances or other interests that could not reasonably be construed to be of concern to the stockholders or other constituencies of the Company, (b) advocate for the Company to engage in illegal activities, (c) contain offensive, scurrilous, or abusive content, or (d) have no relevance to the business or operations of the Company.

Directors’ Attendance at Annual Meetings

We encourage, but do not require, our directors to attend our Annual Meeting of Stockholders. When a director is unable to attend an Annual Meeting of Stockholders in person, but is able to attend by electronic conferencing, we will arrange for the director to participate by other means such that the director can hear and be heard by those present at the meeting. The entire Board of Directors attended our 2022 Annual Meeting of Stockholders virtually.

Board’s Philosophy in Risk Oversight, Roles and Diversity

The Board of Directors considers its role in risk oversight to focus primarily on evaluating risk at the entity and strategic levels, with management primarily responsible for managing day-to-day risk factors and presenting summary materials for those positions to the Board of Directors. Consistent with this philosophy, the Board of Directors has no formal policy as to whether the roles of Chief Executive Officer and board Chair should be segregated or combined. The Board of Directors considers the circumstances of the Company and makes a determination as to the appropriate leadership structure for the Company at that time. As of the time of this filing, the positions of CEO and Board Chair are held by two individuals – Ms. Whitmore serves as Chair and Mr. Jankowski serves as CEO. Ms. Whitmore brings extensive experience in corporate leadership from her own working experience and from a number of boards on which she has served in the past, and Mr. Jankowski is expected to benefit from that experience. The Board of Directors believes this to be the most appropriate structure for the Company at this time. Under our Corporate Governance Principles, in the event that the Chair of the Board is not an Outside Director, the Board will elect a lead independent director, who will have the responsibility to schedule and prepare agendas for meetings of the Outside Directors, communicate with the CEO, disseminate information to the rest of the Board and raise issues with management on behalf of the Outside Directors when appropriate. The Board evaluates its leadership structure on an ongoing basis and may change it as circumstances warrant.

The Board of Directors does not have a stated policy regarding diversity, although pursuant to our Corporate Governance Principles, diversity is one factor that the Nominating and Corporate Governance Committee considers when recommending directors for stockholder approval. The Board seeks experienced individuals for service who bring extensive experience in leadership, operations, finance, and engineering, particularly in areas directly applicable to the Company or its intended future endeavors.

Employee, Officer, and Director Hedging

The Company has a policy that prohibits director, officers and employee from trading the Company’s stock during blackout periods; trading on a short-term basis (less than 6 months); purchases on margin or otherwise pledging the Company’s stock; short sales; buying or selling put options or call options on the Company’s stock or entering into hedging transactions with respect to the Company’s securities such as collars, prepaid variable forwards, equity swaps or similar transactions ; or engaging in limit orders, standing orders or other pre-arranged transactions that execute automatically. Same-day limit orders and approved 10b-5 plans are not subject to these limitations.

EXECUTIVE OFFICERS

Set forth below is certain information regarding the executive officers of the Company as of the date of this proxy statement who are not identified as directors in “Proposal I Election of Director—Other Directors” above. We prepared the following executive officer summaries using information furnished to us by the executive officers.

Name	Age	Position
Kevin Cureton	62	Chief Operating Officer

Mr. Cureton joined the Company in November 2012 as Vice President of Sales, Marketing and Business Development. Effective January 1, 2018, Mr. Cureton was named Chief Commercial Officer, and became the Company’s Chief Operating Officer in December 2019. His chemical industry experience has spanned more than twenty years, the majority of which has been in the personal care industry, including twelve years at AMCOL International Corporation, where he served as the founder and Managing Director of its skin care and dermatology technology business. Prior to AMCOL, he made significant contributions at Air Products, Borden, and other entities. Mr. Cureton holds a Bachelor of Science in chemical engineering from Carnegie Mellon University and an M.B.A. from the University of Chicago Booth School of Business.

 DELINQUENT SECTION 16(a) REPORTS

Section 16 of the Exchange Act requires the Company’s officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the forms we have received, we believe that during 2022 all Section 16 filing requirements applicable to our officers, directors and 10% beneficial owners were complied with by such persons, with the exception of two late Form 4 filings, one by Mr. Jankowski due to a lack of timely communication from his broker and one by Dr. Siegel.

Summary Compensation Table

The following table sets forth a summary of the compensation for each of our named executive officers in U.S. dollars for the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Jess Jankowski	2022	$336,240	$—	$68,898	$27,317	$418,725
Chief Executive Officer	2021	$319,410	$33,600	$234,580	$33,321	$620,911
Kevin Cureton	2022	$290,000	$—	$68,898	$23,414	$368,582
Chief Operating Officer	2021	$269,325	$26,100	$234,580	$22,309	$552,314

(1)	Any amounts earned during 2022 and 2021 would typically have been paid in early-to-mid 2023 and 2022, respectively. Bonus compensation is driven by Company performance against its goals as ultimately determined by the Compensation Committee of the Board of Directors (“Compensation Committee”). A set of Company-level objectives is created at the beginning of the year, focusing on total revenue, revenue growth, particular sources of revenue growth, business development achievements, cash flows and related targets, as well as a small discretionary component designed to capture items not specifically listed. Each measure has varying levels of achievement, which is reflected in the aggregate bonus measurement. The resulting bonus calculation is then applied to each individual’s bonus potential as a percentage of salary. Performance milestones were not achieved in 2022 and related bonuses will not be paid in 2023. Management met a number of its performance milestones in 2021, and bonuses were paid during the second quarter of 2022.

(2)	The amounts in this column represent the aggregate grant date fair value of awards granted in 2022 and 2021 in accordance with FASB ASC Topic 718. See Note 10 of the notes to our financial statements contained in our most recent Form 10-K for a discussion of all assumptions made by us in determining the FASB ASC Topic 718 values.
(3)	The amounts in this column represent 401(k) match (total for executive officers of $14,839 during 2022 and $15,242 during 2021), and the value of the Company portion of the health and life insurance including employer HSA contributions. Health insurance benefits are the same for all employees. Life insurance is provided to all employees in the amount of the employee’s annual base salary, capped at a maximum of $150,000.

Employment Agreements

Effective as of August 12, 2009, we entered into an employment agreement with Jess Jankowski in connection with his services as President and Chief Executive Officer. No term has been assigned to Mr. Jankowski’s employment agreement.

Pursuant to the terms of his employment agreement, Mr. Jankowski will receive an annual base salary of not less than $275,000. In addition, Mr. Jankowski will be eligible for discretionary bonuses for services to be performed as an executive officer of the Company based on performance and achieving milestones approved by our Board of Directors (the “Board”).

Mr. Jankowski will be eligible for such stock options and other equity compensation as the Board deems appropriate, subject to the provisions of the 2019 Equity Compensation Plan. Mr. Jankowski will also be entitled to the employee benefits made available by us generally to all of our other executive officers, subject to the terms and conditions of our employee benefit plan in effect from time to time.

In the event Mr. Jankowski’s employment is terminated other than for “cause” (as such term is defined in the employment agreement), Mr. Jankowski will receive a sum equal to Mr. Jankowski’s base salary in effect at the time of termination for 52 full weeks after the effective date of termination, payable in proportionate amounts on our regular pay cycle for professional employees, provided that Mr. Jankowski signs, without subsequent revocation, a separation agreement and release in a form acceptable to us. In addition, all stock options granted to Mr. Jankowski prior to termination will become fully vested and exercisable in accordance with the applicable option grant agreement and the 2019 Equity Compensation Plan. If he is terminated for cause, or if he resigns as an employee of the Company, Mr. Jankowski will not be entitled to any severance or other benefits accruing after the term of the employment agreement and such rights will be forfeited immediately upon the end of such term.

If, within two years after the occurrence of a change in control, as defined in his employment agreement, Mr. Jankowski’s employment is terminated other than for cause, his responsibilities or annual compensation are materially reduced without his prior consent, or we cease to be publicly held (each, a “Trigger”), then, subject to Mr. Jankowski signing, without subsequently revoking, a separation agreement and release in a form acceptable to us, Mr. Jankowski will receive a sum equal to his base salary for 104 full weeks after the date the Trigger occurs. In addition, all stock options granted to Mr. Jankowski prior to the Trigger will become fully vested and exercisable in accordance with the applicable option grant agreement and the 2019 Equity Compensation Plan.

 Effective as of November 28, 2012, we entered into an employment agreement with Mr. Kevin Cureton providing for an annual base salary of not less than $190,000. No term has been assigned to Mr. Cureton’s employment agreement. If Mr. Cureton is terminated other than for “cause” (as such term is defined in Mr. Cureton’s employment agreement), then, subject to Mr. Cureton signing, without revoking, a separation agreement and release in a form acceptable to us, Mr. Cureton will receive severance benefits in an amount equal to Mr. Cureton’s base salary for 26 weeks. In addition, all stock options granted to Mr. Cureton prior to termination will become fully vested and exercisable in connection with the applicable option grant agreement and the 2019 Equity Compensation Plan. A signing bonus of $25,000 was paid upon Mr. Cureton’s acceptance of employment.

Pay Versus Performance

The following table sets forth the pay versus performance summary for our named executive officers in U.S. dollars for the years ended December 31, 2022 and 2021.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for non-PEO Named Executive Officers(2)	Average Compensation Actually Paid to non-PEO Named Executive Officers(3)	Value of Initial Fixed $100 Investment Based On:(4) Total Shareholder Return	Net (Loss) Income (in thousands)
2022	$418,725	$251,105	$368,582	$200,962	$149	$(2,623)
2021	$620,911	$940,375	$552,314	$871,778	$553	$2,320

(1)	Jess Jankowski was our PEO for each of the years presented.
(2)	Kevin Cureton was our non-PEO for each of the years presented.
(3)	Compensation “actually paid” is calculated in accordance with Item 402(v) of Regulation S-K. The tables below sets forth each adjustment made during each year presented in the table to calculate the compensation “actually paid” to our NEOs during each year in the table:

	2022		2021
Adjustments to Determine Compensation “Actually Paid” for PEO & Non-PEO NEOs	PEO	non-PEO	PEO	non-PEO
Equity Awards:
Deduction for amounts reported under the “Stock Awards” column in the Summary Compensation Table	—	—	—	—
Deduction for amounts reported under the “Option Awards” column in the Summary Compensation Table	(68,898)	(68,898)	(234,580)	(234,580)
Increase for fair value of awards granted during year that remain outstanding as of covered year end	68,898	68,898	234,580	234,580
Increase for fair value of awards granted during year that vested during covered year	—	—	—	—
Increase/deduction for change in fair value from prior year-end to covered year-end of awards granted prior to covered year that were outstanding and unvested as of year-end	(111,747)	(111,747)	212,976	212,976
Increase/deduction for change in fair value from prior year-end to vesting date of awards granted prior to covered year that vested during covered year	(55,873)	(55,873)	106,488	106,488
Deduction of fair value of awards granted prior to covered year that were forfeited during covered year	—	—	—	—
Increase based upon incremental fair value of awards modified during year	—	—	—	—
Total Adjustments	(167,620)	(167,620)	319,464	319,464

(4)	Assumes $100 invested in our common stock on December 31, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2022.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Jess Jankowski
	90,000	-0-		$0.52	02/13/24
	81,000	-0-		$0.44	02/18/25
	69,000	-0-		$0.42	02/23/26
	81,000	-0-		$0.68	02/21/27
	90,000	-0-		$0.82	05/23/28
	16,500	-0-		$0.51	05/22/29
	60,000	30,000	(1)	$0.45	06/18/27
	30,000	60,000	(2)	$4.17	12/28/28
	-0-	72,000	(3)	$1.17	12/20/29	—	—

Kevin Cureton
	25,000	-0-		$0.52	02/13/24
	50,000	-0-		$0.44	02/18/25
	43,500	-0-		$0.42	02/23/26
	50,000	-0-		$0.68	02/21/27
	80,000	-0-		$0.82	05/23/28
	16,500	-0-		$0.51	05/22/29
	60,000	30,000	(1)	$0.45	06/18/27
	30,000	60,000	(2)	$4.17	12/28/28
	-0-	72,000	(3)	$1.17	12/20/29	—	—

(1)	These grants expiring June 18, 2027 vest in three equal installments on June 18, 2021, 2022, and 2023.
(2)	These grants expiring December 28, 2028 vest in three equal installments on December 28, 2022, 2023, and 2024.
(3)	These grants expiring December 20, 2029 vest in three equal installments on December 20, 2023, 2024, and 2025.

Potential Payment upon Termination or Change in Control

Severance Benefits. Please see discussion of severance benefits under “Employment Agreements” above.

Change in Control. Upon a change in control, the 2019 Equity Compensation Plan provides that: (1) vesting under all outstanding stock options will automatically accelerate and each option will become fully exercisable; (2) the restrictions and conditions on all outstanding restricted shares shall immediately lapse; and (3) the holders of performance shares will receive a payment in settlement of the performance shares, in an amount determined by the Compensation Committee, based on the target payment for the performance period and the portion of the performance period that precedes the change in control. If the Company is not the surviving entity, the successor is required to assume all unexercised options.

Payments. The following table quantifies the estimated payments that would be made in each covered circumstance to the following named executive officers:

Name	Termination By Company Without Cause(1)(4)	Change In Control(2)(4)	Involuntary Termination In Connection With or Following a Change In Control(3)(4)
Jess Jankowski	$336,000	$-0-	$672,000
Kevin Cureton	$145,000	$-0-	$145,000

(1)	This amount represents the severance benefits that would be received under the executive officer’s employment agreement as described had the executive officer been terminated by the Company without cause on December 31, 2022, including the value of any stock options that would have accelerated vesting in connection with such termination.

(2)	This amount represents an estimate of the value that would have been received under the 2019 Equity Compensation Plan had a change in control occurred as of December 31, 2022, and the executive officers benefited from an acceleration of vesting in the 2019 Equity Compensation Plan awards, as described above.

(3)

This amount represents an estimate of the payments and value (including acceleration of vesting of equity-based awards) that would have been received by the executive officers had the executive officers been terminated by the Company without cause on December 31, 2022 in connection with a change in control on this date.

(4)	In all three columns, for purposes of calculating the value of the acceleration of vesting of equity-based awards relating to a change in control on December 31, 2022, the closing price of our common stock as of December 31, 2022, was used. The amount represents the difference between the exercise price of any unvested options and $1.13.

SECURITY OWNERSHIP OF MANAGEMENT
AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of October 20, 2023 certain information with respect to the beneficial ownership of our common stock by (1) each person known by us to own beneficially more than 5% of the outstanding shares of common stock, (2) each of our directors, (3) each of our named executive officers and (4) all our current executive officers and directors as a group. There were 49,627,254 shares of common stock outstanding as of October 20, 2023.

Name	Number of Shares Beneficially Owned(1)		Percent of Shares Beneficially Owned
Bradford T. Whitmore	31,059,732	(2)	63.0%
R. Janet Whitmore	1,693,145	(3)	3.4%
Jess A. Jankowski	584,950	(4)	1.2%
Richard W. Siegel, Ph.D.	500,938	(5)	1.0%
Kevin Cureton	485,821	(6)	1.0%
Laura M. Beres	15,000	(7)	*
Mark E. Miller	-0-		*
All current executive officers and directors as a group (6 persons)	3,279,854	(8)	6.5%

Unless otherwise indicated below, the person’s address is the same as the address for the Company.

*Denotes beneficial ownership of less than one percent.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Includes 601,410 shares of common stock held by Grace Investments, Ltd., and 30,289,185 shares held by Bradford T. Whitmore, as well as 51,454 shares held by his daughter. Mr. Whitmore is a general partner of Grace Investments, Ltd. In such capacities, Mr. Whitmore shares voting and investment power with respect to the shares of common stock held by the Grace Investments, Ltd.. This information is based on information reported on a Form 4 filed on December 15, 2022 with the SEC. The address of the stockholder is 5215 Old Orchard Road, Illinois 60077.

(3)	Includes Ms. Whitmore’s 47,333 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of October 20, 2023.

(4)	Includes Mr. Jankowski’s 524,950 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of October 20, 2023, as well as 1,000 shares held by his spouse.

(5)	Includes Dr. Siegel’s 91,100 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of October 20, 2023.

(6)	Includes Mr. Cureton’s 385,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of October 20, 2023.

(7)	Is composed of Ms. Beres’ 15,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of October 20, 2023.

(8)	Includes all current executive officers and directors as a group’s 1,063,383 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of October 20, 2023.

Securities Authorized for Issuance under Equity Compensation Plans

The following table gives information about our common stock that may be issued upon the exercise of options and rights under our 2019 Equity Compensation Plan (the “2019 Equity Plan”) and our 2010 Equity Compensation Plan (the “2010 Equity Plan”) on December 31, 2022. The 2019 Equity Plan replaced the 2010 Equity Plan.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted - average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plans Approved by Shareholders	3,444,000	$1.33	1,119,000
Plans Not Approved by Shareholders	None	$—	None

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under our Audit and Finance Committee’s charter, the Audit and Finance Committee must review and approve all related person transactions in which any executive officer, director, director nominee or more than 5% stockholder, or any of their immediate family members, has a direct or indirect material interest. The Audit and Finance Committee may not approve a related person transaction unless it is in, or not inconsistent with, our best interests and, where applicable, the terms of such transaction are at least as favorable to us as could be obtained from an unrelated third party.

We engaged in the following transaction in which a related person had or will have a direct or indirect material interest during 2022 or 2021: none.

No related person transactions are currently contemplated.

MISCELLANEOUS AND OTHER MATTERS

Solicitation

The cost of this proxy solicitation will be borne by the Company. We may request banks, brokers, fiduciaries, custodians, nominees, and certain other record holders to send proxies, proxy statements and other materials to their principals at our expense. Such banks, brokers, fiduciaries, custodians, nominees, and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. We do not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest. In addition to soliciting proxies by mail, certain of our officers and employees, without additional compensation, may solicit proxies personally or by telephone or electronic communication on our behalf.

Proposals of Stockholders

Proposals of stockholders to be considered for inclusion in our proxy statement and proxy for the 2024 Annual Meeting must be received by the Corporate Secretary of the Company on or before June 22, 2024. If a stockholder submits a proposal to be considered at the 2024 Annual Meeting other than in accordance with Rule 14a-8 under the Exchange Act, and does not provide notice of such proposal to the Company by September 19, 2023, the holders of any proxy solicited by our Board of Directors for use at such meeting will have discretionary authority to vote with respect to any proposal as to which timely notice is not given.

 In addition, our By-Laws, as currently in effect, establish procedures for stockholder nominations for election of directors and bringing business before our annual meeting of stockholders. Among other requirements, to nominate a person for election as a director at our 2024 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to, or mailed and received by, our Corporate Secretary at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting. In the event that we have not publicly disclosed the date of the meeting at least 70 days prior to the date of the meeting, notice by the stockholder must be received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was publicly disclosed. Among other requirements, to bring business before our 2024 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to, or mailed and received by, our Corporate Secretary at our principal executive offices by June 22, 2024, except that if the date of the Annual Meeting has been changed by more than 30 days from the previous year’s meeting, notice by the stockholder must be received within 10 days after we publicly disclose the date of the meeting. In each case, the notice must contain certain information concerning the proposed nominee or business and the stockholder making the proposal. The specific requirements of these advance notice provisions are set forth in Article II, Sections 2.4 and 2.5 of our By-Laws, a copy of which is available upon request. Such request and any stockholder proposals should be sent to our Corporate Secretary at our principal executive offices.

Other Business

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement and our Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxies will vote such proxies as the Board of Directors directs.

Additional Information

We will furnish without charge a copy of our Annual Report, as filed with the SEC, upon the written request of any person who is a stockholder as of the Record Date, and will provide copies of the exhibits to such Annual Report upon payment of a reasonable fee, which shall not exceed our reasonable expenses in connection therewith. Requests for such materials should be directed to Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446, Attention: Investor Relations. The information on our website, www.nanophase.com, is not, and should not be deemed to be, a part of this Proxy Statement, or incorporated by reference into any other filings we make with the SEC.

By order of the Board of Directors,

/s/ JESS JANKOWSKI
Jess Jankowski
Chief Executive Officer

Romeoville, Illinois

October 20, 2023

ALL STOCKHOLDERS ARE REQUESTED TO VOTE VIA THE INTERNET, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND RETURNING A PROXY CARD PROMPTLY.

NANOPHASE TECHNOLOGIES CORPORATION C/O Broadridge P.O. Box 1342 Brentwood, NY 11717

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposal 1.		For	Against	Abstain

1.	TO RATIFY THE APPOINTMENT OF RSM US LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2023	☐	☐	☐

NOTE: EACH OF THE PERSONS NAMED AS PROXIES ARE AUTHORIZED, IN SUCH PERSON’S DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENTS THEREOF.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000430405_1     R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K are available at www.proxyvote.com

NANOPHASE TECHNOLOGIES CORPORATION
1319 MARQUETTE DRIVE
ROMEOVILLE, ILLINOIS 60446

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 15, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Jess Jankowski, with full power of substitution, as attorney and proxy for, and in the name and place of, the undersigned, and hereby authorizes Mr. Jankowski to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446, on Wednesday, November 15, 2023 at 8:30 a.m., Chicago time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Continued and to be signed and dated on reverse side

0000430405_2      R1.0.1.18